SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2007

Huntington Bancshares Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-2525		31-0724920
(Commission File Number)		(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio		43287
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 480-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Huntington Bancshares Incorporated (the “Company”) currently expects that its 2007 annual meeting of shareholders will be held on or about May 30, 2007. Official notice of the annual meeting will be mailed to shareholders with the Company’s proxy materials for the annual meeting. Among the proposals that will be considered by the Company’s shareholders at the annual meeting is a proposal to approve the issuance of Huntington common stock in connection with the proposed merger between the Company and Sky Financial Group. The Company continues to expect that the merger will be completed early in the third quarter of 2007, subject to the receipt of necessary shareholder and regulatory approvals. In order for a shareholder proposal to be timely or considered for inclusion in the Company’s proxy materials for the annual meeting, the proposal must be received by the Company prior to the close of business on April 15, 2007. Any shareholder notices or inquiries should be directed to the attention of the Secretary, at the principal executive offices of the Company, Huntington Center, 41 South High Street, Columbus, Ohio 43287.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger of Huntington Bancshares Incorporated and Sky Financial Group, Huntington and Sky Financial will be filing relevant documents concerning the transaction with the Securities and Exchange Commission. On February 26, 2007, Huntington filed a registration statement on Form S-4 with the Securities and Exchange Commission, which includes a proxy statement/prospectus. On April 2, 2007, Huntington filed Amendment No. 1 to the registration statement. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Huntington and Sky Financial, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attention: Investor Relations, 614-480-4060, or Sky Financial, 221 South Church Street, Bowling Green, Ohio, 43402. The final proxy statement/prospectus will be mailed to stockholders of Huntington and Sky Financial.

Stockholders are urged to read the proxy statement/prospectus, and other relevant documents filed with the Securities and Exchange Commission regarding the proposed transaction when they become available, because they will contain important information.

The directors and executive officers of Huntington and Sky Financial and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Huntington’s directors and executive officers is available in its proxy statement filed with the SEC by Huntington on March 8, 2006. Information regarding Sky Financial’s directors and executive officers is available in its proxy statement filed with the SEC by Sky Financial on February 23, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-looking Statement

This document contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between Huntington and Sky Financial, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Huntington and Sky Financial may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; Huntington and/or Sky Financial’s stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Huntington’s 2006 Annual Report on Form 10-K,

Sky Financial’s 2006 Annual Report on Form 10-K, and documents subsequently filed by Huntington and Sky Financial with the Securities and Exchange Commission. All forward-looking statements included in this news release are based on information available at the time of the release. Neither Huntington nor Sky Financial assumes any obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date:	April 5, 2007	By:	/s/ Donald R. Kimble
			Name:	Donald R. Kimble
			Title:	Chief Financial Officer